Brandes Institutional International Equity Fund
                               Semi-Annual Report

                                 For the Period
                                 January 2, 1997
                                     through
                                 April 30, 1997

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                               Semi-Annual Report

     For the period from inception (January 2, 1997) through April 30, 1997

June 16, 1997

Dear Shareholder:

Your fund's performance was strong during the first months of calendar 1997. From inception at January 2, 1997 through April 30, 1997, it returned 6.24% compared to slightly negative performance of -.049% for the benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East ) Index
 . From January 2 through May 31, 1997, your fund returned 11.60% compared to 6.45% for the EAFE Index.

We have constructed your fund portfolio applying the same value investing discipline Brandes has used for over twenty years. Specifically, we continue to search the world for companies whose stocks are selling at a significant discount to our estimate of their long-term value. By purchasing only these bargain stocks, we believe that two advantages may be created: a "margin of safety" which should help protect against price declines, and enhanced upside potential over a 3- to 5-year time horizon.

Brandes' strictly bottom-up stock selection process emphasizes the analysis of an individual company's fundamental strengths and growth potential. You will see in the following pages where your stocks are located geographically, and in which industries they operate. Keep in mind that within the fund's diversification standards, it is still the individual stocks which lead us to countries and industries, not the other way around. By focusing on the fundamentals of individual companies, we attempt to avoid rushing into given markets or industries because they are newly popular.

At this reporting period, your fund is heavily weighted in European stocks, particularly those of issuers located in France, the United Kingdom, Germany and Italy. This reflects no economic, political or other bias in favor of that area of the world. It simply shows that more bargains have been available in these countries. We believe there are some slow, revolutionary changes taking place in Europe that ultimately could be very positive for investors. The outlook for Europe is affected by expectations that the European Union will create a single, standard currency, the European Currency Unit, (ECU), commonly known as the "Euro". While there is much controversy over this issue, there can be little doubt that it would be much easier, and likely cheaper, to conduct business with one currency rather than several. Exchanging currency, and associated expenses, significantly increase the costs of basic goods and services as well as effecting transactions across borders. The ECU would do away with much of these added costs. This could improve the profitability of many of the businesses in the fund's portfolio. In the meantime, uncertainty surrounding the changes has made good-quality businesses available for purchase at very reasonable prices.

Changes in Asia have made certain companies more attractive candidates for our value portfolio, as well. For the past decade, Asia has been the darling of the investment world, with its rapid growth and generally stable currencies. As is often the case in popular regions, stocks became far overvalued. Recently, however, as stock prices have fallen to more reasonable levels, we have been able to increase our still-moderate exposure in Japan. In other areas of Asia, although overall growth continues to be strong, 6% or more per year in some countries, economies have slowed and there has been concern about some currencies. We are watching this area closely as market declines bring quality companies within our buying range.

With respect to industries, your fund is currently most heavily invested in the telecommunications, food and household products, electrical and electronics, and banking sectors.

Lastly, although recent strong performance in your fund has been exciting, it is important to remember that we do not focus on shorter-term price movements. Our goal remains to provide superior performance over the long-term investment horizon. Thank you for your participation. We look forward to continuing to work with you.

Sincerely yours,
/s/
Barry P. O'Neil
President

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS as of April 30, 1997 (Unaudited)
                              Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS: 90.0%
--------------------------------------------------------------------------------
Argentina: 1.9%
  Yacimientos Petroliferos
   S.A., ADR...............   19,100     $ 527,638
                                         ---------

Australia: 1.5%
  Pacific Dunlop, Ltd.,
   ORD.....................  162,400       438,523
                                          -------

Austria: 2.1%
  EVN Energie-Versorg.
   Nie., ORD...............    2,505       309,746
  VA Technologie
   AG, ORD.................    1,845       286,586
                                           -------
                                           596,332
                                           -------
Brazil: 2.9%
  Centrais Electricas,
   ADR.....................   11,320       254,916
  Telecommunicacoes
   Brasileiras, ADR........    4,890       561,128
                                           -------
                                           816,044
                                           -------
Canada: 0.9%
  Molson Co. Ltd.,
   Class A, ORD............   14,500       242,575
                                           -------

Denmark: 5.5%
  Den Danske Bank
   Group, ORD..............    8,310       718,542
  Tele Danmark AS-B,
   ORD.....................   17,300       831,919
                                           -------
                                         1,550,461
                                         ---------
France: 16.0%
  AGF Assurances Gen
   de France, ORD..........   15,320       498,375
  Alcatel Alsthom, ORD        13,840     1,538,699
  Groupe Danone, ORD           7,900     1,150,321

France (continued)
  PSA Peugeot Citroen,
   ORD.....................    6,250     $ 622,056
  Ste. Natl.Elf Aquitaine,
   ORD.....................    7,475       724,771
                                   -       -------
                                         4,534,222
                                         ---------
Germany: 7.7%
  Berliner Kraft und
   Licht, ORD..............    4,900       124,502
  Daimler-Benz AG,
   ORD.....................   17,340     1,281,700
  Siemens AG, ORD..........   14,400       780,411
                                          -------
                                         2,186,613
                                         ---------
Israel: 0.0%
  Scitex Corporation, Ltd..      600         4,125
                                              ----

Italy: 7.7%
  Istituto Mobiliare
   Italiano, ORD...........   83,800       713,473
  Italgas-Sta It per il
   Gas pA, ORD.............   73,900       252,576
  Stet Societa Finanziaria
   Telefonica, ORD.........  256,800     1,213,483
                                         ---------
                                         2,179,532
                                         ---------
Japan: 8.0%
  Fuji Photo Film
   Co. Ltd., ORD...........   25,900       988,393
  Hitachi, Ltd., ORD.......   94,800       857,817
  Tokio Marine & Fire
   Insur., ORD.............   42,900       418,567
                                           -------
                                         2,264,777
                                         ---------
Mexico: 2.8%
  Telefonos de
   Mexico, ADR.............   19,000       783,750
                                           -------

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS as of April 30, 1997 (Unaudited)
                              Shares         Value
--------------------------------------------------------------------------------
Netherlands: 2.2%
  Int'l Nederlanden
   Groep, ORD..............      340      $ 13,351
  KPN - Konin. PTT
   Nederland, ORD..........   17,450       619,791
                                           -------
                                           633,142
                                           -------
Singapore: 2.2%
  Jardine Matheson
   Holdings, ORD...........  114,200       628,100
                                           -------

South Africa: 2.3%
  De Beers-Cent. Linked
   Unit, ORD...............    6,000       215,827
  Iscor, Ltd., ORD.........  627,800       434,689
                                           -------
                                           650,516
                                           -------
South Korea: 0.8%
  Korea Electric Power
   Corp., ADR..............    4,850        82,450
  Pohang Iron and Steel
   Co., Inc., ADR..........    6,450       155,606
                                           -------
                                           238,056
                                           -------
Spain: 6.4%
  Argentaria, ORD..........    9,490       423,800
  Banco Bilbao Vizcaya
   (REGD), ORD.............    6,855       462,008
  Telefonica de Espana
   S.A., ORD...............   35,870       920,087
                                           -------
                                         1,805,895
                                         ---------
Switzerland: 7.8%
  ABB AG-Bearer, ORD.......      250       302,543
  Baloise Holdings - Reg,
   ORD.....................      251       529,227
  Nestle S.A.,
   Registered, ORD.........    1,000     1,213,559
  Schindler Holdings AG,
   Partn Ctf, ORD..........      137       165,793
                                           -------
                                         2,211,122
                                         ---------
United Kingdom: 11.3%
  B.A.T. Industries PLC,
   ORD.....................   83,000     $ 699,184
  BG PLC, ORD..............  102,400       297,508
  BTR PLC, ORD.............  140,050       572,833
  Grand Metropolitan
   PLC, ORD................   78,300       654,510
  Guinness PLC, ORD........   69,400       574,479
  Imperial Chemical
   Ind. PLC, ORD...........   34,000       386,852
                                           -------
                                         3,185,366
                                         ---------

Total Common Stocks
  (cost $24,955,644).......             25,476,789
                                        ----------

--------------------------------------------------------------------------------
WARRANTS: 0.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Germany: 0.0%
  Daimler-Benz AG,
   expires 5/13/97.........   17,340         1,502
                                             -----

------------------------------------------------------------------------------------------------------------------------------------
                           Principal
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 9.7%
--------------------------------------------------------------------------------

United States: 9.7%
  Investors Bank & Trust Co.,
  Repurchase Agreement, 4.9%,
  dated 4/30/97, due 5/1/97,
  collateralized by Federal
  National Mortgage
  Association (FNMA)
  (proceeds $2,740,055)... $2,739,680    2,739,680

Total Investments in Securities
  (cost $27,696,826): 99.7%........     28,217,971
Assets less Other
  Liabilities: 0.3%.................        72,713
                                            ------

Total Net Assets: 100.0% ...........   $28,290,684

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS by Industry (Unaudited)
--------------------------------------------------------------------------------
Automobiles.............................         7.5%
Banking.................................         9.1%
Beverages and Tobacco ..................         6.0%
Chemicals...............................         1.5%
Electrical & Electronics................        13.7%
Energy Sources..........................         4.9%
Food and Household Products.............        11.8%
Gold Mines..............................         0.8%
Insurance...............................         5.7%
Machinery & Engineering.................         1.8%
Metals-Steel............................         2.3%
Multi - Industry........................         6.4%
Recreation, Other Consumer Goods.......          3.9%
Telecommunications......................        19.4%
Utilities - Electrical & Gas............         5.2%
                                                 ---
                                               100.0%
                                               =====

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (identified cost $27,696,826) (Note 2-A) ..........    $28,217,971
   Foreign cash...........................................................................      1,270,154
   Receivable for dividends and interest .................................................         96,457
   Receivable for securities sold.........................................................        674,637
   Prepaid expenses.......................................................................         14,072
   Deferred organization costs............................................................         13,878
                                                                                                   ------
      Total assets .......................................................................     30,287,169
                                                                                               ----------

LIABILITIES
   Payable for securities purchased.......................................................      1,952,473
   Due to investment advisor..............................................................         22,599
   Accrued expenses ......................................................................         21,413
                                                                                                   ------
      Total liabilities...................................................................      1,996,485
                                                                                                ---------

Net assets  ..............................................................................    $28,290,684
                                                                                              ===========

SOURCE OF NET ASSETS
   Paid-in capital .......................................................................    $27,542,877
   Undistributed net investment income....................................................        106,774
   Net realized gain on investments and foreign currency..................................        119,888
   Net unrealized appreciation on investments and foreign currency........................        521,145
                                                                                                  -------
      Net assets .........................................................................   $28,290,684
                                                                                             ===========


Net asset value, offering price and redemption price per share [2,130,994 shares
      outstanding; unlimited number of shares authorized without par value] ..............        $13.28
                                                                                                  ======

 See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS - January 2, 1997 to April 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
      Dividends (net of withholding tax of $19,511).......................................      $ 122,155
      Interest............................................................................         44,019
                                                                                                   ------
         Total income.....................................................................        166,174
                                                                                                  -------

   Expenses:
      Advisory fees (Note 3)..............................................................         48,629
      Transfer agent fees.................................................................          6,950
      Accounting fees.....................................................................         15,405
      Administration fee (Note 3).........................................................         12,932
      Custodian fees......................................................................         17,305
      Blue sky fees.......................................................................          5,335
      Auditing fees.......................................................................          6,088
      Legal fees..........................................................................          3,233
      Amortization of deferred organization costs (Note 2-F)..............................            691
      Trustees' fees......................................................................          2,292
      Miscellaneous fees..................................................................          2,852
      Expense reimbursements (Note 3).....................................................        (62,312)
                                                                                                  -------
      Net expenses........................................................................         59,400
                                                                                                   ------
            Net investment income ........................................................        106,774
                                                                                                  -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments and foreign currency...............................        119,888
      Net unrealized appreciation on investments and foreign currency.....................        521,145
                                                                                                  -------
         Net realized and unrealized gain on investments and foreign currency.............        641,033
                                                                                                  -------
            Net increase in net assets resulting from operations .........................     $ 747,807
                                                                                               =========


See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income...................................................................       $ 106,774
Net realized gain on investments and foreign currency...................................         119,888
Net unrealized appreciation on investments and foreign currency.........................         521,145
                                                                                                 -------
      Net increase in net assets resulting from operations  ............................         747,807
                                                                                                 -------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (a)................      27,542,877
                                                                                              ----------
      Total increase in net assets  ....................................................      28,290,684

NET ASSETS:
Beginning of period.....................................................................             -0-
                                                                                                      -
End of period (including undistributed net investment income of $106,774)...............     $28,290,684
                                                                                             ===========


(a) A summary of capital shares transactions is as follows:
                                                                                    January 2, 1997*
                                                                                         through
                                                                                     April 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares        Value
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold............................................................    2,482,003   $32,122,710
      Shares redeemed........................................................     (351,009)   (4,579,833)
                                                                                  --------    ----------
      Net increase...........................................................    2,130,994   $27,542,877
                                                                                 =========   ===========

*Commencement of operations.

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          January 2, 1997*
                                                                                               through
                                                                                           April 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................................................       $12.50
Income from investment operations:

      Net investment income.............................................................          .10
      Net realized and unrealized gain on investments...................................          .68
                                                                                                  ---
Total from investment operations .......................................................          .78
                                                                                                  ---

Net asset value, end of period..........................................................       $13.28


Total return+...........................................................................        20.40%


RATIOS / SUPPLEMENTAL DATA:

Net assets, end of period (thousands) ..................................................      $28,291

Ratio of expenses to average net assets:+

      Before expense reimbursement......................................................         2.46%

      After expense reimbursement.......................................................         1.20%

Ratio of net investment income  to average net assets:+

      Before expense reimbursement......................................................         0.90%

      After expense reimbursement......................................................          2.16%

Portfolio turnover rate.................................................................        29.73%

Average commission rate paid per share..................................................      $0.0319


*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS - April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (GAAP).

      A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor pursuant to guidelines of the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

            U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

            Foreign securities are recorded in the financial statements after translation to U.S. dollars, based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

            Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

      B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement,

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL  STATEMENTS -
April 30, 1997 (Unaudited)
      and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

      If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

      D. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      F. Deferred Organization Costs. The Fund has incurred expenses of $14,569 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

      G. Concentration of Risk. As of April 30, 1997 the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

      H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period January 2, 1997 through April 30, 1997, Brandes Investment Partners, L.P. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS - April 30, 1997 (Unaudited)
      The Fund is responsible for its own operating expenses. In order to maintain the Fund's operating expenses at 1.20% of average daily net assets, the Advisor has waived fees and reimbursed expenses totalling $62,312 during the period January 2, 1997 through April 30, 1997.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum.

      Worldwide Value Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

      Certain officers of the Trust are also officers and/or Trustees of the Advisor, Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the period January 2, 1997 through April 30, 1997, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $28,604,954 and $3,771,912, respectively.

                                     Advisor
                        Brandes Investment Partners, L.P.
                             12750 High Bluff Drive
                           San Diego, California 92130
                                 1-800-331-2979

                                   Distributor
                      Worldwide Value Distributors, L.L.C.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                 Transfer Agent
                           Investors Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                           Boston, Massachusetts 02116

                                    Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071


      This report is intended for shareholders of the Brandes Institutional International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.